SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 16,2000
                                                   -----------

                          HomeSeekers.com, Incorporated
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                        0-23835                87-0397464
 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)



  6490 s. McCarran Blvd., Suite D-28, Reno, Nevada                  89509
      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886
                                                      --------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Acquisition or Disposition of Assets.

         Stock Purchase Transaction. On May 16, 2000, HomeSeekers.com, Incorporated entered into a Stock Purchase Agreement with the property portal! limited and the existing shareholders of the property portal! limited. The transaction is expected to closed on May 19, 2000. The Stock Purchase Agreement and a related press release have been filed as Exhibits 2.1 and 99.1, respectively, to this report on Form 8-K and are incorporated herein by reference.

Item 7.  Exhibits.

         (a)      Exhibits.
                  --------

                  Exhibit No.       Description
                  -----------       -----------

                       2.1 Stock Purchase Agreement, dated as of May 16, 2000, by and among HomeSeekers.com Incorporated, The property portal! limited, Cyber Exposure Limited, Denwell Enterprises Limited, Galaxy Luck Enterprises Limited, Wired Technology Consultants Group Limited, Unicrown Limited, and Newsino Limited.

                      99.1          Press Release, dated May 17,2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 17, 2000

                                         HomeSeekers.com, Incorporated

                                         By: /s/ Greg Costley
                                             --------------------
                                             Greg Costley, Chairman and Chief
                                             Executive Officer

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.        Description
     -----------        -----------

        2.1 Stock Purchase Agreement, dated as of May 16, 2000, by and among HomeSeekers.com Incorporated, The property portal! limited, Cyber Exposure Limited, Denwell Enterprises Limited, Galaxy Luck Enterprises Limited, Wired Technology Consultants Group Limited, Unicrown Limited, and Newsino Limited

       99.1             Press Release, dated May 17, 2000.